Exhibit 99.5 Future node performance and other metrics, including power and density, are projections and are inherently uncertain and, in the case of other industry nodes, are derived from or estimated based on publicly available information. Intel’s node numbers do not represent the actual dimension of any physical feature on a transistor or structure. They also do not pinpoint a specific level of improvement in performance, power or area, and the magnitude of a decrease from one node number to the next is not necessarily proportionate to the level of improvement in one or more metrics. Historically, new Intel node numbers were based solely on improvements in area/density; now, node numbers generally reflect a holistic assessment of improvement across metrics and can be based on improvement in one or more of performance, power, area, or other important factors, or a combination, and will not necessarily be based on area/density improvement alone. Non-GAAP Financial Measures. This presentation contains non-GAAP financial measures. Intel gross margin and earnings per share, as well as Intel revenue for fiscal years 2021 and earlier, are presented on a non-GAAP basis unless otherwise indicated. This presentation also includes a non-GAAP free cash flow (FCF) measure. The appendix to these materials available at www.intc.com provides a reconciliation of these measures to the most directly comparable GAAP financial measure. The non-GAAP financial measures disclosed by Intel should not be considered a substitute for, or superior to, the financial measures prepared in accordance with GAAP. Forward-Looking Statements. Statements in this presentation that refer to business outlook, plans, and expectations are forward-looking statements that involve risks and uncertainties. Words such as anticipate, expect, intend, goal, plans, believe, seek, estimate, continue,“ “committed,” “on-track,” ”positioned,” “ramp,” “momentum,” “roadmap,” “path,” “pipeline,” “progress,” “schedule,” “forecast,” “likely,” “guide,” “potential,” “next gen,” “future,” may, will, “would,” should, “could,” strategy, accelerate, cadence, deliver, and variations of such words and similar expressions are intended to identify such forward-looking statements. Statements that refer to or are based on estimates, forecasts, projections, uncertain events, or assumptions also identify forward-looking statements. Forward-looking statements in this presentation include: statements relating to Intel’s strategy and its anticipated benefits; Intel's process and packaging technology roadmap and schedules; innovation cadence; business plans; financial projections and expectations; total addressable market (TAM) and market opportunity; manufacturing expansion, financing, and investment plans; future manufacturing capacity; future technology, services, and products and the expected benefits and availability of such technologies, services, and products, including PowerVia and RibbonFET technologies, future process nodes, and other technologies and products; product and manufacturing plans, goals, timelines, ramps, progress, and future product and process leadership and performance; future economic conditions; future impacts of the COVID-19 pandemic; plans and goals related to Intel’s foundry business; future legislation; future capital offsets; pending or future transactions; the proposed Mobileye IPO; the memorandum of understanding with Brookfield; supply expectations including regarding industry shortages; future external foundry usage; future use of EUV and other manufacturing tools and technologies; expectations regarding customers, including designs, wins, orders, and partnerships; projections regarding competitors; ESG goals; and anticipated trends in our businesses or the markets relevant to them, including future demand, market share, industry growth, and technology trends, also identify forward-looking statements. Such statements involve many risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these forward-looking statements. Important factors that could cause actual results to differ materially are set forth in Intel's earnings release dated January 26, 2022, which is included as an exhibit to Intel’s Form 8-K furnished to the SEC on such date, and in Intel's SEC filings, including the company's most recent reports on Forms 10-K and 10-Q. Copies of Intel’s SEC filings may be obtained by visiting our Investor Relations website at www.intc.com or the SEC's website at www.sec.gov. All information in this presentation reflects management’s views as of February 17, 2022, unless an earlier date is indicated. Intel does not undertake, and expressly disclaims any duty, to update any statement made in this presentation, whether as a result of new information, new developments or otherwise, except to the extent that disclosure may be required by law. Intel technologies may require enabled hardware, software or service activation. No product or component can be absolutely secure. Your costs and results may vary. Product and process performance varies by use, configuration and other factors. Learn more at www.Intel.com/PerformanceIndex and www.Intel.com/ProcessInnovation. Future product and process performance and other metrics are projections and are inherently uncertain. © Intel Corporation. Intel, the Intel logo, and other Intel marks are trademarks of Intel Corporation or its subsidiaries. Other names and brands may be claimed as the property of others.

Investor Meeting 2022

Investor Meeting 2022 CFO, Intel

Revenue growth - structured for success Gross margin expansion Financial Review Smart capital and financial discipline CFO Objectives to drive healthy free cash flow Strong shareholder return

CCG DCAI NEX Client Computing Datacenter Networking Group & AI Group & Edge Group AXG IFS MBLY Accelerated Intel Foundry Computing Systems Mobileye Services and Graphics Group To Drive Innovation & Roadmap Execution

Both our traditional and emerging businesses are indexed to 2026 TAM Estimates; Per IDC, Gartner, Mercury, JPR, multiple other external sources and internal analysis Graphics and Accelerated Foundry ADAS/ AV Compute (IFS) (Mobileye) (AXG) > 100M EyeQ’s Shipped Record 41 new ADAS design wins in 2021 Mid-teen YoY growth High single-digit YoY growth Client Datacenter Network & Edge (CCG) (DCAI) (NEX) Low to mid single digit YoY growth Mid-teen YoY growth Low double digit YoY growth * Includes integrated graphics captured in CCG and HPC Xeon in DCAI. Excludes AXG SW/Services TAM. Traditional Emerging

Focus areas to drive profitable growth 2 0 2 1 2 0 2 3 2 0 2 6 Emerging Traditional

Gross Margin (‘25+) GM% Fiscal Discipline Business Mix & Scale Pricing for Leading Products Gross Margin (’22-’24) Process Technology Leadership GM% Process leadership based on performance per watt

Net Capital Intensity % (Net Capex / Revenue) 2021 2022 2023 2024 2025 2026

rd Shell First Government Customer Financial Effective use of 3 Strategy Incentives Commitments Partners Party Foundry

Revenue Growth + Gross Margin Expansion Smart Capital + Operating Expense Leverage + Working Capital Adjusted free cash flow equal to operating cash flow less net capital expenditures and payments on finance leases

Invest in the Business Strategic M&A Return of Cash Invest in talent, technology Value enhancing and capacity to enable Committed to a healthy acquisitions consistent leadership and maximize and growing dividend with our strategies growth

Invest in the Business Strategic M&A Return of Cash Invest in talent, technology Value enhancing and capacity to enable Committed to a healthy acquisitions consistent leadership and maximize and growing dividend with our strategies growth

Revenue Gross Margin EPS

2023 and 2024 ~35% *Adjusted free cash flow equal to operating cash flow, less net capital expenditures and payments on finance lease.

2025 and 2026 ~25% *Adjusted free cash flow equal to operating cash flow, less capital expenditures and payments on finance leases.

Participating in high-growth markets Sustainable competitive advantages Executing the right strategy Strong leadership and culture Innovative ways to unlock shareholder value